Exhibit 32(a)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PACCAR Financial Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. section 1350, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date November 8, 2010	By	/s/ Mark C. Pigott
Mark C. Pigott
Chairman
PACCAR Financial Corp.
(Principal Executive Officer)

	By	/s/ Ronald E. Armstrong
Ronald E. Armstrong
Vice Chairman
PACCAR Financial Corp.
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.